SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant  [   ]
Filed by a Party other than the Registrant  [ X ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             JNL Series Trust
______________________________________________________________________________
               (Name of Registrant as Specified In Its Charter)

                      Blazzard, Grodd & Hasenauer, P.C.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

         _______________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

         _______________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):

         _______________________________________________________________

     4)  Proposed maximum aggregate value of transaction:

         _______________________________________________________________

     5)  Total fee paid:

         _______________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         _______________________________________________________________

     2)  Form, Schedule or Registration Statement No.:

        _______________________________________________________________

     3)  Filing Party:

         _______________________________________________________________

     4)  Date Filed:

         _______________________________________________________________





                                JNL SERIES TRUST

                          JNL AGGRESSIVE GROWTH SERIES
                            JNL CAPITAL GROWTH SERIES
                           JNL GLOBAL EQUITIES SERIES
                             JNL/ALGER GROWTH SERIES
                          JNL/EAGLE CORE EQUITY SERIES
                        JNL/EAGLE SMALLCAP EQUITY SERIES
                            JNL/PUTNAM GROWTH SERIES
                         JNL/PUTNAM VALUE EQUITY SERIES
                          JNL/ALLIANCE GROWTH SERIES
                 JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES
                       JNL/PIMCO TOTAL RETURN BOND SERIES
                       JNL/S&P CONSERVATIVE GROWTH SERIES I
                        JNL/S&P MODERATE GROWTH SERIES I
                       JNL/S&P AGGRESSIVE GROWTH SERIES I
                      JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
                         JNL/S&P EQUITY GROWTH SERIES I
                     JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                       JNL/S&P CONSERVATIVE GROWTH SERIES II
                         JNL/S&P MODERATE GROWTH SERIES II
                        JNL/S&P AGGRESSIVE GROWTH SERIES II
                       JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                          JNL/S&P EQUITY GROWTH SERIES II
                      JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
                      GOLDMAN SACHS/JNL GROWTH & INCOME SERIES
                         LAZARD/JNL SMALL CAP VALUE SERIES
                          LAZARD/JNL MID CAP VALUE SERIES
                         PPM AMERICA/JNL BALANCED SERIES
                     PPM AMERICA/JNL HIGH YIELD BOND SERIES
                       PPM AMERICA/JNL MONEY MARKET SERIES
                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES
           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                      SALOMON BROTHERS/JNL BALANCED SERIES
                   SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD SEPTEMBER 18, 1998


NOTICE IS HEREBY GIVEN that a Special Meeting (the "Meeting") of shareholders ("Shareholders") of JNL Series Trust, a Massachusetts business trust ("Trust"), will be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on September 18, 1998, at 9:30 a.m., local time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.  ALL SERIES:
    To elect the trustees to serve until their respective successors are elected and have qualified;

2.   ALL SERIES (EXCEPT S&P SERIES):
     To approve or disapprove an Administrative Fee of .10% of the average daily net assets of each Series payable to Jackson National Financial Services, LLC, the Adviser to the Trust for operational services. This fee replaces the current other operating expenses of the Trust.

3. a. ALL SERIES:
      To approve or disapprove the modification of the fundamental investment policy of each Series of the Trust concerning securities lending, as described in the accompanying Proxy Statement;

3. b. To approve or disapprove the modification of the investment policy of each Series of the Trust concerning restricted securities, as described in the accompanying Proxy Statement;

JNL/S&P CONSERVATIVE GROWTH SERIES I, JNL/S&P MODERATE GROWTH SERIES I,
JNL/S&P AGGRESSIVE GROWTH SERIES I, JNL/S&P VERY AGGRESSIVE GROWTH SERIES I, JNL/S&P EQUITY GROWTH SERIES I, JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I, JNL/S&P CONSERVATIVE GROWTH SERIES II, JNL/S&P MODERATE GROWTH SERIES II, JNL/S&P AGGRESSIVE GROWTH SERIES II, JNL/S&P VERY AGGRESSIVE GROWTH SERIES II, JNL/S&P EQUITY GROWTH SERIES II, AND JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
ONLY:

4. a. To approve or disapprove the Amended Investment Advisory and Management Agreement between the Trust and Jackson National Financial Services, LLC dated August 17, 1995, as amended.

4. b. To approve or disapprove the Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Standard & Poor's Investment Advisory Services, Inc.

5.  ALL SERIES:
    To ratify or reject the Board of Trustees' selection of Price Waterhouse Coopers, LLP as the independent accountants of the Trust for the year ending December 31, 1998;

6. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record at the close of business on July 31, 1998, the record date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.



                                     By Order of the Board of Trustees,
August ___, 1998
Lansing, Michigan                    THOMAS J. MEYER
                                     Secretary

THE TRUST'S ANNUAL REPORT TO SHAREHOLDERS, WHICH INCLUDES AUDITED FINANCIAL STATEMENTS OF THE TRUST AS OF DECEMBER 31, 1997, MAY BE OBTAINED WITHOUT CHARGE BY CALLING (800) 322-8257 OR WRITING TO THE JNL SERIES TRUST SERVICE CENTER, P.O. BOX 25127, LANSING, MI 48909.

                                JNL SERIES TRUST

                          JNL AGGRESSIVE GROWTH SERIES
                            JNL CAPITAL GROWTH SERIES
                           JNL GLOBAL EQUITIES SERIES
                             JNL/ALGER GROWTH SERIES
                          JNL/EAGLE CORE EQUITY SERIES
                        JNL/EAGLE SMALLCAP EQUITY SERIES
                            JNL/PUTNAM GROWTH SERIES
                         JNL/PUTNAM VALUE EQUITY SERIES
                          JNL/ALLIANCE GROWTH SERIES
                 JNL/JPM INTERNATIONAL & EMERGING MARKETS SERIES
                       JNL/PIMCO TOTAL RETURN BOND SERIES
                       JNL/S&P CONSERVATIVE GROWTH SERIES I
                        JNL/S&P MODERATE GROWTH SERIES I
                       JNL/S&P AGGRESSIVE GROWTH SERIES I
                      JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
                         JNL/S&P EQUITY GROWTH SERIES I
                     JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                       JNL/S&P CONSERVATIVE GROWTH SERIES II
                         JNL/S&P MODERATE GROWTH SERIES II
                        JNL/S&P AGGRESSIVE GROWTH SERIES II
                       JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                          JNL/S&P EQUITY GROWTH SERIES II
                      JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II
                      GOLDMAN SACHS/JNL GROWTH & INCOME SERIES
                         LAZARD/JNL SMALL CAP VALUE SERIES
                          LAZARD/JNL MID CAP VALUE SERIES
                         PPM AMERICA/JNL BALANCED SERIES
                     PPM AMERICA/JNL HIGH YIELD BOND SERIES
                       PPM AMERICA/JNL MONEY MARKET SERIES
                     SALOMON BROTHERS/JNL GLOBAL BOND SERIES
           SALOMON BROTHERS/JNL U.S. GOVERNMENT & QUALITY BOND SERIES
                      SALOMON BROTHERS/JNL BALANCED SERIES
                   SALOMON BROTHERS/JNL HIGH YIELD BOND SERIES
                   T. ROWE PRICE/JNL ESTABLISHED GROWTH SERIES
            T. ROWE PRICE/JNL INTERNATIONAL EQUITY INVESTMENT SERIES
                     T. ROWE PRICE/JNL MID-CAP GROWTH SERIES


                  5901 EXECUTIVE DRIVE, LANSING, MICHIGAN 48911

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 18, 1998

The enclosed proxy is being solicited by and on behalf of the Board of Trustees (the "Trustees" or "Board") of JNL Series Trust, a Massachusetts business trust ("Trust"), which consists of separate Series (each a "Series" and collectively the "Series"). This proxy is for use at a Special Meeting ("Meeting") of shareholders ("Shareholders") of all Series to be held jointly at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911, on September 18, 1998, at 9:30 a.m., local time, or any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the "Notice").

The Notice, this Proxy Statement, and the accompanying proxy card(s) were first mailed to Shareholders on or about August ___, 1998.

The Trustees have fixed the close of business on July 31, 1998 as the record date (the "Record Date") for the determination of holders of shares of beneficial interest ("Shares") of the Trust entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full Share held and to a proportionate fractional vote for each fractional Share.

As of the Record Date, there were _________ Shares of the JNL Aggressive Growth Series, _________ Shares of the JNL Capital Growth Series, _________ Shares of the JNL Global Equities Series, _________ Shares of the JNL/Alger Growth Series, _______ Shares of the JNL/Eagle Core Equity Series, _________ Shares of the JNL/Eagle SmallCap Equity Series, _________ Shares of the JNL/Putnam Growth Series, _________ Shares of the JNL/Putnam Value Equity Series, ____________ Shares of the JNL/ Alliance Growth Series, ____________ Shares of the JNL/JPM International & Emerging Markets Series, ___________ Shares of the JNL/PIMCO Total Return Bond Series, ____________ Shares of the JNL/S&P Conservative Growth Series I, ___________ Shares of the JNL/S&P Moderate Growth Series I, __________ Shares of the JNL/S&P Aggressive Growth Series I, _________ Shares of the JNL/S&P Very Aggressive Growth Series I, __________ Shares of the JNL/S&P Equity Growth Series I, _________ Shares of the JNL/S&P Equity Aggressive Growth Series I, ___________ Shares of the JNL/S&P Conservative Growth Series II, ___________ Shares of the JNL/S&P Moderate Growth Series II, ___________ Shares of the JNL/S&P Aggressive Growth Series II, __________ Shares of the JNL/S&P Very Aggressive Growth Series II, ___________ Shares of the JNL/S&P Equity Growth Series II, _________ Shares of the JNL/S&P Equity Aggressive Growth Series II, __________ Shares of the Goldman Sachs/JNL Growth & Income Series, __________ Shares of the Lazard/JNL Small Cap Value Series, __________ Shares of the Lazard/JNL Mid Cap Value Series, _________ Shares of the PPM America/JNL Balanced Series, _________ Shares of the PPM America/JNL High Yield Bond Series, __________ Shares of the PPM America/JNL Money Market Series, _________ Shares of the Salomon Brothers/JNL Global Bond Series, _________ Shares of the Salomon Brothers/JNL U.S. Government & Quality Bond Series, _____________ Shares of the Salomon Brothers/JNL Balanced Series, __________ Shares of the Salomon Brothers/JNL High Yield Bond Series, _________ Shares of the T. Rowe Price/JNL Established Growth Series, _________ Shares of the T. Rowe Price/JNL International Equity Investment Series and _________ Shares of the T. Rowe Price/JNL Mid-Cap Growth Series outstanding. See page ___ for information concerning the substantial Shareholders of the Shares of the Trust.

VOTING

The Agreement and Declaration of Trust for the JNL Series Trust dated June 1, 1994 (the "Declaration of Trust") provides that thirty percent of the Shares entitled to vote shall be a quorum for the transaction of business at a Shareholders' meeting and thirty percent of the aggregate number of Shares in any Series that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Series at a Shareholders' meeting.

The Declaration of Trust further provides that Shares may be voted in person or by proxy. A proxy with respect to Shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. A proxy shall be revocable at any time prior to its exercise by a written notice addressed to and received by the Secretary of the Trust. Unless otherwise specified in the proxy, the proxy shall apply to all Shares of each Series of the Trust owned by the Shareholder.

Shares which represent interests in a particular Series of the Trust vote separately on those matters which pertain only to that Series. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, an affirmative vote of a plurality of the Shares is required to approve the Proposal. With respect to Proposals 2, 3.a., 3.b., 4.a and 4.b., a vote of the "majority of the outstanding voting securities" of a Series, which shall mean the lesser of (i) 67% or more of the Shares of the Series entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding Shares of the Series are present in person or represented by proxy, or (ii) more than 50% of the outstanding Shares of the Series, is necessary to approve each of the Proposals. With respect to Proposal 5, an affirmative vote of a majority of the Shares is required to approve the Proposal.

The Trust was established to be used exclusively as the underlying investment for certain variable annuity contracts ("Variable Contracts") issued by Jackson National Life Insurance Company ("Jackson National Life"). All shares of each Series of the Trust are owned by Jackson National Life. Pursuant to current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), Jackson National Life will solicit voting instructions from owners of Variable Contracts with respect to matters to be acted upon at the Meeting. All Shares of each Series of the Trust will be voted by Jackson National Life in accordance with voting instructions received from such Variable Contract owners. Jackson National Life will vote all of the Shares which it is entitled to vote in the same proportion as the voting instructions given by Variable Contract owners, on the issues presented, including Shares which are attributable to Jackson National Life's interest in the Trust. Jackson National Life has fixed the close of business on September 11, 1998, as the last day on which voting instructions will be accepted.

The costs of the Meeting will be paid by Jackson National Life. This Proxy is solicited by the Trustees.


THE TRUSTEES RECOMMEND THAT YOU CAST YOUR VOTE:

IN FAVOR OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THE PROXY STATEMENT; FOR THE APPROVAL OF THE ADMINISTRATIVE FEE; FOR THE AMENDED
INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT BETWEEN THE TRUST AND JACKSON NATIONAL FINANCIAL SERVICES, LLC AND THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN JACKSON NATIONAL FINANCIAL SERVICES, LLC AND STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC.; FOR THE MODIFICATION OF THE INVESTMENT POLICY CONCERNING SECURITIES LENDING; FOR THE MODIFICATION OF THE INVESTMENT
POLICY CONCERNING RESTRICTED SECURITIES; AND FOR THE RATIFICATION OF PRICE WATERHOUSE COOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE TRUST.

The Trust knows of no business other than that described in Proposals 1, 2, 3, 4 and 5 of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named as proxies to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                               PROXY SUMMARY TABLE

The Proposals are to be voted upon by Shareholders of the Series as follows:

      PROPOSALS                                  SERIES TO WHICH EACH PROPOSAL APPLIES
      ---------                                  -------------------------------------

1.  Election of Trustees                         ALL SERIES

2.  Approval of an administrative fee            ALL SERIES EXCEPT THE S&P SERIES
    payable to Jackson National Financial
    Services, LLC

3.a.  Modification of the investment             ALL SERIES
      policy of the Trust concerning
      securities lending as described
      in the Proxy Statement

3.b.  Modification of the investment             ALL SERIES
      policy of the Trust concerning
      restricted securities, as
      described in the Proxy Statement


4.a.   To approve or disapprove the              JNL/S&P CONSERVATIVE GROWTH SERIES I
       Amended Investment Advisory               JNL/S&P MODERATE GROWTH SERIES I
       and Management Agreement between          JNL/S&P AGGRESSIVE GROWTH SERIES I
       the Trust and Jackson National            JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
       Financial Services, LLC dated             JNL/S&P EQUITY GROWTH SERIES I
       August 17, 1995, as amended               JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                                                 JNL/S&P CONSERVATIVE GROWTH SERIES II
                                                 JNL/S&P MODERATE GROWTH SERIES II
                                                 JNL/S&P AGGRESSIVE GROWTH SERIES II
                                                 JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                                                 JNL/S&P EQUITY GROWTH SERIES II
                                                 JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II


4.b.  To approve or disapprove the               JNL/S&P CONSERVATIVE GROWTH SERIES I
      Investment Sub-Advisory Agreement          JNL/S&P MODERATE GROWTH SERIES I
      between Jackson National Financial         JNL/S&P AGGRESSIVE GROWTH SERIES I
      Services, LLC and Standard & Poor's        JNL/S&P VERY AGGRESSIVE GROWTH SERIES I
      Investment Advisory Services, Inc.         JNL/S&P EQUITY GROWTH SERIES I
                                                 JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I
                                                 JNL/S&P CONSERVATIVE GROWTH SERIES II
                                                 JNL/S&P MODERATE GROWTH SERIES II
                                                 JNL/S&P AGGRESSIVE GROWTH SERIES II
                                                 JNL/S&P VERY AGGRESSIVE GROWTH SERIES II
                                                 JNL/S&P EQUITY GROWTH SERIES II
                                                 JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II


5.    Ratification of Price                      ALL SERIES
      Waterhouse Coopers LLP as
      independent accountants for the
      Trust



PROPOSAL 1:    ELECTION OF TRUSTEES

The Trustees

The Trust may, but is not required to, hold annual meetings of Shareholders for the election of Trustees. The five individuals named in the table below, each a current Trustee and each having previously been elected by the Shareholders, have been nominated for election as Trustees, each to hold office until his successor is duly elected and has qualified.

The Declaration of Trust provides that the Board shall consist of not less than three trustees. Following the Meeting, the Trust does not contemplate holding regular meetings of Shareholders to elect Trustees or otherwise. In the event a vacancy occurs on the Board by reason of death, resignation or a reason other than removal by the Shareholders, the remaining Trustees shall appoint a person to fill the vacancy for the entire unexpired term. The Trust has no procedure to consider persons recommended by Variable Contract owners for nomination to the Board of Trustees of the Trust.

When an investment company does not hold regular annual meetings, it is a requirement under the 1940 Act and a policy of the Trust that holders of record of not less than two-thirds of the outstanding shares of the investment company may file a declaration in writing or may vote at a special meeting of Shareholders for the purpose of removing a Trustee. The Board will be required to promptly call a special meeting of Shareholders for the purpose of voting upon the question of removal of any such Trustee(s) when required to do so by the record holders of not less than 10% of the total outstanding shares of the Trust. In addition, the Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with Shareholders.

Each of the nominees named below has agreed to serve as a Trustee if elected; however should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board of Trustees.

The following is a list of the names, ages and principal occupations respecting the Trustee nominees.

Name and Age                      Principal Occupations or Employment in
                                  Past 5 Years
____________________              ____________________________________________
Joseph Frauenheim                 Trustee, JNL Series Trust, December 1994 to
Age: 64                           present; Consultant, 1991 to present.

Andrew B. Hopping*
Age: 39                           President, Chief Executive Officer and Trustee,
                                  August 1997 to present, Vice President,
                                  Treasurer & Chief Financial Officer,
                                  August 1996 to August 1997, JNL Series
                                  Trust; President and Chief Executive Officer,
                                  July 1997 to May, 1998, Jackson National
                                  Financial Services, Inc.; President and
                                  Managing Board Member, March 1998 to
                                  present, Jackson National Financial
                                  Services, LLC; Executive Vice President,
                                  July 1998 to present, Chief Financial
                                  Officer, December 1997 to present,
                                  Senior Vice President, June 1994 to July
                                  1998, Jackson National Life Insurance
                                  Company; Executive Vice President, March
                                  1992 to June 1994, Countrywide Credit;
                                  and Vice President, May 1998 to July 1998, and Director, June, 1997 to present, National Planning Corporation.

Robert A. Fritts*                 Trustee, April, 1998 to present, Treasurer
Age: 49                           and Chief Financial Officer, August 1997
                                  to present, Vice President, December 1994
                                  to present, Assistant Treasurer, February
                                  1996 to August 1997, Assistant Secretary,
                                  December 1994 to February 1996, JNL Series
                                  Trust; Assistant Treasurer, 1980 to May 1995,
                                  Vice President and Controller-Financial
                                  Operations, May 1995 to present, Jackson
                                  National Life Insurance Company.

Richard McLellan                  Attorney, Dykema Gossett PLLC; Trustee,
Age: 56                           JNL Series Trust, December 1994 to present.

Peter McPherson                   President, October 1993 to present, Michigan
Age: 57                           State University; Trustee, JNL Series Trust,
                                  December 1994 to present; Group Executive
                                  Vice President, November 1990 to October
                                  1993, Bank of America.

__________________
* "Interested persons" as defined in the 1940 Act.

Trustees who are "interested persons" receive no compensation from the Trust. Disinterested Trustees will be paid the sum of $4,000 for each meeting of the Board which they attend, or any committee meeting if held on a day on which no Board meeting is held.

For the year ended December 31, 1997, the Disinterested Trustees received the following fees for service as Trustee:

                                          Pension or
                      Aggregate           Retirement Benefits       Total Compensation
                      Compensation from   Accrued As Part of        From Trust and
Fund Trustee          Trust               Trust Expenses            Complex
------------          -----               --------------            -------
Joseph Frauenheim     $23,500                 0                     $23,500
Richard McLellan       10,500                 0                      10,500
Peter McPherson        23,500                 0                      23,500

During the last fiscal year, the Board of Trustees held seven meetings.

The Board of Trustees has appointed an Audit Committee comprised of Mr. Hopping, Mr. Frauenheim and Mr. Fritts. The Audit Committee held one meeting during the last fiscal year. The Audit Committee makes recommendations to the Board concerning the selection of the Trust's independent accountants and reviews with such accountants the scope and results of the Trust's annual audit. Mr. Hopping and Mr. Fritts are "interested persons" of the Trust as defined in the 1940 Act. The Trust does not have a standing nominating or compensation committee of the Board.

The officers of the Trust serve for one year or until their respective successors are chosen and qualified. The Trust's officers currently receive no compensation from the Trust but are also officers of Jackson National Financial Services, LLC and certain of its affiliates and receive compensation in such capacities.

Biographical information with respect to Messrs. Hopping and Fritz is shown above. The following table sets forth certain information concerning the other current principal executive officers of the Trust.

                    Positions and         Other Principal Occupations
Name and Age        Offices with Trust    in Past 5 Years
______________      ___________________   ____________________________________

Thomas J. Meyer      Vice President,     Senior Vice President, July 1998 to
Age: 51              Counsel and         present, Secretary, September 1994
                     Secretary           to present, Vice President, March
                                         1985 to July 1998, General Counsel,
                                         March 1985 to present, Jackson
                                         National Life Insurance Company.

Mark D. Nerud        Vice President      Chief Financial Officer and Managing
Age: 32              and Assistant       Board Member, March, 1998 to present,
                     Treasurer           Jackson National Financial Services,
                                         LLC; Vice President, National
                                         Planning Corporation, May 1998 to
                                         present; Chief Financial Officer and
                                         Managing Board Member, June 1998 to
                                         present, Chief Operating Officer and






                                         Treasurer, June 1997 to May 1998,
                                         Director, January 1998 to May 1998,
                                         Jackson National Financial Services,
                                         Inc.; Assistant Vice President -
                                         Mutual Fund Operations, May 1997 to
                                         present; Assistant Controller and
                                         Assistant Vice President, October
                                         1996 to April 1997, Senior Manager -
                                         Mutual Fund Operations, April 1996
                                         to October 1996, Jackson National
                                         Life Insurance Company; Manager -
                                         Mutual Fund Accounting, May 1993
                                         to April 1996, Voyageur Asset
                                         Management Company.

Amy D. Eisenbeis    Vice President       Associate General Counsel, July 1995
Age: 33             and Assistant        to present, Jackson National Life
                    Secretary            Insurance Company; Vice President and
                                         Secretary, March, 1998 to present,
                                         Jackson National Financial Services,
                                         LLC; Vice President, Secretary and
                                         Chief Legal Officer, January 1998 to
                                         July, 1998, National Planning
                                         Corporation; Staff Attorney, January
                                         1994 to July 1995, Waddell & Reed,
                                         Inc.; Staff Attorney, October 1991 to
                                         January 1994, Security Benefit Life
                                         Insurance Company.

On the Record Date, the officers and Trustees of the Trust, as a group, owned Variable Contracts representing less than 1% of the outstanding Shares of the Trust.

REQUIRED VOTE

An affirmative vote of a plurality of the Shares, present in person or represented by proxy at the Meeting, is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed above unless the proxy is marked otherwise.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "IN FAVOR" OF THE NOMINEES FOR THE BOARD OF TRUSTEES LISTED IN THIS PROXY STATEMENT.

PROPOSAL 2

2. TO BE VOTED ON BY ALL SERIES (EXCEPT S&P SERIES):

To approve or disapprove an Administrative Fee payable to Jackson National Financial Services, LLC.

DESCRIPTION OF ADVISER

Jackson National Financial Services, LLC, (the "Adviser"), successor to Jackson National Financial Services, Inc., serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement, dated August 17, 1995 (the "Investment Advisory Agreement"). The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. Under the Investment Advisory Agreement, the Adviser provides each Series with professional investment supervision and management. Jackson National Financial Services, Inc. served as investment adviser to the Trust from the inception of the Trust until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to the Adviser.

CURRENT EXPENSE ARRANGEMENTS

Under the Investment Advisory Agreement, each Series of the Trust pays the Adviser a management fee for the investment advisory services provided. In addition to the advisory fee, each Series currently pays all of its own operating expenses, which include legal fees, auditing and tax expenses, Trustees' fees, filing fees, industry association dues, fidelity bond insurance fees, custody and fund accounting expenses and printing and mailing costs.

Currently, the Adviser voluntarily reimburses each of the Series for annual expenses (excluding advisory fees) which exceed .15% of average daily net assets with respect to each Series, except the S&P Series. These reimbursements are voluntary and may be modified or discontinued at any time. The Adviser may be entitled to a refund of these reimbursements in certain circumstances. Subject to approval by the Trust's Board of Trustees, in any year during which the Adviser does not reimburse a Series because that Series' annual expenses did not exceed the reimbursement limit, the Adviser may be entitled to a refund of reimbursements made during the previous two years. The Adviser is only entitled to a refund to the extent that the Series' expenses are under the reimbursement limit for that year.

The Adviser anticipates that as the net assets of each Series increase, the amount which the Adviser will reimburse each Series will decrease. Once each Series' operating expenses (other than the S&P Series) as a percentage of net assets decline below .15% of average net daily assets, all reimbursements will cease.

PROPOSED ADMINISTRATIVE FEE

Approval is sought for an Administrative Fee of .10% payable to the Adviser for certain services provided to the Trust by the Adviser.

The Adviser, in return for the fee, will provide or procure all necessary administrative functions and services for the operation of each Series. In addition, the Adviser, at its own expense, will arrange for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Series. Each Series would continue to be responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.

The current investment advisory fee will remain the same.

The tables below indicate actual 1997 expenses for each Series and a pro forma adjustment thereto assuming the proposed Administrative Fee:


                          JNL Aggressive Growth Series


                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual          Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .95%                    1.05%
Other Expenses (Before Reimbursement)*               .22%                      --
Total Operating Expenses                            1.17%                    1.05%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                            JNL Capital Growth Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .95%                    1.05%
Other Expenses (Before Reimbursement)*               .16%                      --
Total Operating Expenses                            1.11%                    1.05%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.










                           JNL Global Equities Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         1.00%                    1.10%
Other Expenses (Before Reimbursement)*               .37%                      --
Total Operating Expenses                            1.37%                    1.10%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                             JNL/Alger Growth Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual*           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         .975%                   1.075%
Other Expenses                                      .125%                      --
Total Operating Expenses                           1.10%                    1.075%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                          JNL/Eagle Core Equity Series



                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .90%                    1.00%
Other Expenses (Before Reimbursement)*                .64%                      --
Total Operating Expenses                            1.54%                    1.00%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                        JNL/Eagle SmallCap Equity Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .95%                    1.05%
Other Expenses (Before Reimbursement)*               .56%                      --
Total Operating Expenses                            1.51%                    1.05%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                            JNL/Putnam Growth Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .90%                    1.00%
Other Expenses*                                      .15%                      --
Total Operating Expenses                            1.05%                    1.00%

*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.









                         JNL/Putnam Value Equity Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .90%                    1.00%
Other Expenses (Before Reimbursement)*               .21%                      --
Total Operating Expenses                            1.11%                    1.00%



*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                         PPM America/JNL Balanced Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .75%                     .85%
Other Expenses (Before Reimbursement)*               .16%                      --
Total Operating Expenses                             .91%                     .85%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                     PPM America/JNL High Yield Bond Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .75%                     .85%
Other Expenses*                                      .15%                      --
Total Operating Expenses                             .90%                     .85%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                       PPM America/JNL Money Market Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .60%                     .70%
Other Expenses (Before Reimbursement)*               .16%                      --
Total Operating Expenses                             .76%                     .70%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                     Salomon Brothers/JNL Global Bond Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .85%                     .95%
Other Expenses (Before Reimbursement)*               .22%                      --
Total Operating Expenses                            1.07%                     .95%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.








           Salomon Brothers/JNL U.S. Government & Quality Bond Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .70%                     .80%
Other Expenses (Before Reimbursement)*               .26%                      --
Total Operating Expenses                             .96%                     .80%

*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.





                   T. Rowe Price/JNL Established Growth Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual*           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .85%                     .95%
Other Expenses                                       .13%                      --
Total Operating Expenses                             .98%                     .95%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







            T. Rowe Price/JNL International Equity Investment Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual           Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         1.10%                    1.20%
Other Expenses (Before Reimbursement)*               .22%                      --
Total Operating Expenses                            1.32%                    1.20%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.


                     T. Rowe Price/JNL Mid-Cap Growth Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1997 Actual*          Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .95%                    1.05%
Other Expenses                                       .11%                      --
Total Operating Expenses                            1.06%                    1.05%

*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.


     The Series shown below commenced operations on March 2, 1998. The expenses shown are estimated annualized operating expenses. Also shown is a pro forma adjustment which assumes the proposed Administrative Fee.







                           JNL/Alliance Growth Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         .775%                    .875%
Other Expenses (Before Reimbursement)*              .605%                      --
Total Operating Expenses                           1.38%                     .875%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.






                 JNL/JPM International & Emerging Markets Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         .975%                   1.075%
Other Expenses (Before Reimbursement)*              .945%                      --
Total Operating Expenses                           1.92%                    1.075%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                       JNL/PIMCO Total Return Bond Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .70%                     .80%
Other Expenses (Before Reimbursement)*               .63%                      --
Total Operating Expenses                            1.33%                     .80%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                    Goldman Sachs/JNL Growth & Income Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         .925%                   1.025%
Other Expenses (Before Reimbursement)*              .635%                     --
Total Operating Expenses                           1.56%                    1.025%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                        Lazard/JNL Small Cap Value Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         1.05%                    1.15%
Other Expenses (Before Reimbursement)*              0.60%                      --
Total Operating Expenses                            1.65%                    1.15%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                         Lazard/JNL Mid Cap Value Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees         .975%                   1.075%
Other Expenses (Before Reimbursement)*              .605%                      --
Total Operating Expenses                           1.58%                    1.075%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.











                      Salomon Brothers/JNL Balanced Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .80%                     .90%
Other Expenses (Before Reimbursement)*               .63%                      --
Total Operating Expenses                            1.43%                     .90%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.







                   Salomon Brothers/JNL High Yield Bond Series




                                                                          Pro Forma
                                                                    Total Fee with Proposed
                                                 1998 Estimated        Administrative Fee
                                                 ------------          ------------------
Investment Advisory and Administration Fees          .80%                     .90%
Other Expenses (Before Reimbursement)*               .63%                      --
Total Operating Expenses                            1.43%                     .90%


*The Adviser has capped the expenses of the Series at .15% per annum of average daily net assets.


TRUSTEES' EVALUATION

The Trustees, at the board meeting held on May 28, 1998, reviewed the services to be rendered by the Adviser. The Adviser, at that meeting, presented the Trustees with information detailing the benefits to the Shareholders and to the Adviser relating to the proposed Administrative Fee arrangements.

Benefits to Shareholders

The Adviser stated that the proposed arrangement will result in reduced expenses during the initial years of the arrangement in that the proposed .10% fee is less than the current operating expense limit of .15%. Further, the reimbursement recapture plan, which entitles the Adviser to a refund of earlier reimbursements, would be eliminated. The Adviser also indicated that the proposed new expense arrangement would eliminate the risk that the voluntary reimbursements would be discontinued or modified. Further, such arrangement would help streamline Trust prospectus and annual report disclosure concerning Trust expenses. For example, the annual report would be simplified in that it would reflect only two operating expenses and no reimbursements. The Adviser stated that the proposed arrangement would also allow smaller Series to compete more effectively against larger funds that are no longer waiving fees, particularly given the new disclosure requirements which mandate that funds depict gross expenses (before fee waivers) in Prospectus fee tables. Finally, the Adviser noted that the risk that a Series may not grow to a sufficient size to realize lower expense ratios is transferred to the Adviser.

Benefits to Adviser

The Adviser, in its presentation, acknowledged that there were certain benefits to be realized by it in the proposal to add the Administrative Fee. The Adviser stated that if the Series grow in assets, certain Series' operating expenses could decrease below .10% (the amount of the proposed Administrative Fee) resulting in a profit to the Adviser. Further, the Trust will become a more attractive investment vehicle through the immediate reduction of expense ratios and the resultant improvement in performance. Finally, the Adviser noted that the proposal, if adopted, would simplify expense accruals, reporting and administration.

The Adviser represented to the Board that it will periodically review the Administrative Fee and the economic benefits realized by it and will consider reducing this Fee in the future to pass along economies of scale to the Shareholders.

Based upon its review, after consideration of the above factors, and such other factors and information that it deemed relevant, the Board determined that the Administrative Fee arrangement was in the best interest of the Trust and its Shareholders and voted to recommend its approval to Shareholders.

REQUIRED VOTE

Approval of Proposal 2 requires the vote of a majority of the outstanding voting securities of a Series as described under "Voting" herein.

THE BOARD OF TRUSTEES  RECOMMENDS  A VOTE "FOR"  APPROVAL OF THE  ADMINISTRATIVE
FEE.


                                   PROPOSAL 3

SHAREHOLDERS OF ALL SERIES WILL VOTE ON PROPOSAL 3:

Proposal 3.a. APPROVAL OR DISAPPROVAL OF A MODIFICATION OF THE INVESTMENT POLICY CONCERNING SECURITIES LENDING

The Trust has previously adopted certain restrictions and policies relating to the investment of assets of the Series and their activities which are described in the Trust's Statement of Additional Information. Certain of these investment restrictions are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding voting shares of each Series affected as defined in "Voting", above. A change in policy affecting only one Series may be implemented with the approval of a majority of the outstanding voting shares of such Series.

Investment Restriction No. 5

Investment Restriction No. 5 is proposed to be amended as follows: (new language in italics):

     (5) No Series may lend any security or make any other loan if, as a result, more than 33 1/3% of a Series' total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements);

Subject to shareholder approval, as described above, the Board of Trustees at its meeting on May 28, 1998, voted to modify Investment Restriction No. 5, as indicated above.

The purpose of the proposed modification is to increase the securities' lending limit to the maximum permissible. The adoption of this proposal is unlikely to have any impact on the investment techniques employed by the Series and may increase income to the Series by the lending of securities.

Proposal 3.b. APPROVAL OR DISAPPROVAL OF THE MODIFICATION OF AN INVESTMENT RESTRICTION

Investment Restriction No. 7

Investment Restriction No. 7 is proposed to be amended as follows (new language is in italics and language in brackets would be deleted).

     (7) No Series may invest more than 15% of a Series' net assets (10% in the case of the PPM America/JNL Money Market Series and the JNL/Alger Growth Series) in illiquid securities [that are restricted as to disposition under federal securities law, or securities with other legal or contractual restrictions on resale.] This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or Commercial Paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act which have been determined to be liquid in accordance with the guidelines established by the Board of Trustees.

The objective of this proposed modification is to clarify the language concerning restricted securities. Therefore, subject to shareholder approval as described above, the Board of Trustees at its meeting on May 28, 1998, voted to modify this investment restriction.

REQUIRED VOTE

     Approval of Proposals 3.a. and 3.b. requires the vote of a majority of the outstanding voting securities of a Series as described under "Voting" herein.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE MODIFICATION OF THE INVESTMENT
POLICY  CONCERNING   SECURITIES  LENDING  AND  "FOR"  THE  MODIFICATION  OF  THE
INVESTMENT POLICY CONCERNING RESTRICTED SECURITIES.

SHAREHOLDERS OF THE S&P SERIES ONLY WILL VOTE ON PROPOSALS 4.a. AND 4.b.

                             PROPOSAL 4.a.

Proposal 4.a. To approve or disapprove the Amended Investment Advisory and Management Agreement between the Trust and Jackson National Financial Services, LLC dated August 17, 1995, as amended.

INFORMATION CONCERNING THE ADVISER

The Adviser, 5901 Executive Drive, Lansing, Michigan 48911, is the investment adviser of each Series and provides each Series with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential Corporation plc, the largest life insurance company in the United Kingdom. Jackson National Financial Services, Inc. served as investment adviser to the Trust from the inception of the Trust until July 1, 1998, when it transferred its duties as investment adviser and its professional staff for investment advisory services to the Adviser.

The Adviser provides preparation of financial statements, tax services, and regulatory reports for the Trust. The Adviser also selects, contracts with and compensates sub-advisers to manage the investment and reinvestment of the assets of the Series of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Series and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Series. The fee for each Series is stated as an annual percentage of the net assets of the Series. The fees, which are accrued daily and payable monthly, are calculated on the basis of the average net assets of each Series. Once the average net assets of a Series exceed specified amounts, the fee is reduced with respect to such excess. The following is a schedule of the fees each Series currently is obligated to pay the Adviser. The Series managed by Standard & Poor's Investment Advisory Services, Inc. will indirectly bear their pro rata share of fees of the underlying Series in addition to the fees shown for such Series (the "S&P Series").


    (M-Million)        $0 to     Over
                       $500M     $500M
      Series              %         %


JNL/S&P Conservative
 Growth I                .20      .15


JNL/S&P Moderate
 Growth I                .20      .15


JNL/S&P Aggressive
 Growth I                .20      .15


JNL/S&P Very Aggressive
 Growth I                .20      .15


JNL/S&P Equity
 Growth I                .20      .15


JNL/S&P Equity
 Aggressive Growth I     .20      .15


JNL/S&P Conservative
 Growth II               .20      .15


JNL/S&P Moderate
 Growth II               .20      .15


JNL/S&P Aggressive
 Growth II               .20      .15


JNL/S&P Very
 Aggressive Growth II    .20      .15


JNL/S&P Equity
 Growth II               .20      .15


JNL/S&P Equity
 Aggressive Growth II   .20       .15


The Adviser serves as investment adviser to the Trust pursuant to the Amended Investment Advisory and Management Agreement, dated August 17, 1995 (the "Investment Advisory Agreement"). The Adviser's address is 5901 Executive Drive, Lansing, Michigan 48911. Under the Investment Advisory Agreement, the Adviser may delegate certain of its duties to a sub-adviser or sub-advisers. The Investment Advisory Agreement further provides that the Adviser is solely responsible for payment of any fees or other charges arising from such delegation.

The Board of Trustees approved the Investment Advisory Agreement with respect to the S&P Series at its meeting held on December 17, 1997.



                                  PROPOSAL 4.b.

Proposal 4.b. To approve or disapprove the Sub-Advisory Agreement between Jackson National Financial Services, LLC and Standard & Poor's Investment Advisory Services, Inc.

INFORMATION CONCERNING THE SUB-ADVISER FOR THE S&P SERIES:

Standard & Poor's Investment Advisory Services, Inc. ("SPIAS" or "Sub-Adviser"), located at 25 Broadway, New York, New York 10004, serves as sub-adviser to each of the S&P Series. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw Hill Companies, Inc. and is affiliated with S&P. SPIAS operates independently of and has no access to ratings, analysis or other information supplied by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

The following is a schedule of fees for each of the S&P Series:


    (M-Million)        $0 to     Over
                       $500M    $500M
      Series              %        %

JNL/S&P Conservative
 Growth I                .10      .075


JNL/S&P Moderate
 Growth I                .10      .075


JNL/S&P Aggressive
 Growth I                .10      .075


JNL/S&P Very
 Aggressive Growth I     .10      .075


JNL/S&P Equity
 Growth I                .10      .075


JNL/S&P Equity
 Aggressive Growth I     .10      .075


JNL/S&P Conservative
 Growth II               .10      .075


JNL/S&P Moderate
 Growth II               .10      .075


JNL/S&P Aggressive
 Growth II               .10      .075


JNL/S&P Very Aggressive
 Growth II               .10      .075

JNL/S&P Equity
 Growth II               .10      .075

JNL/S&P Equity
 Aggressive Growth II    .10      .075


The Board of Trustees approved the S&P Sub-Advisory Agreement at its meeting held on December 17, 1997.



TRUSTEES' EVALUATION

The Board, including the non-interested Trustees, in approving the Investment Advisory Agreement and Sub-Advisory Agreement, determined that these Agreements will enable the S&P Series to obtain services of high quality at costs deemed appropriate, reasonable and in the best interests of the S&P Series and their Shareholders.

In reviewing the advisory arrangements for the S&P Series, the Board reviewed the Series' requirements for advisory and administrative services, the nature and quality of the advisory and administrative services that were being proposed by the Adviser and Sub-Adviser and the organizational capability and financial condition of the Adviser and Sub-Adviser. The Board discussed the ability of the Adviser and the Sub-Adviser to perform their responsibilities under the Agreements, including the financial condition of the Adviser and the Sub-Adviser and the experience and expertise of the personnel of the Adviser and the Sub-Adviser. The Board reviewed the materials which had been provided to it regarding the Adviser and Sub-Adviser.

The Board considered the size and structure of the investment advisory fee to be paid to the Adviser and Sub-Adviser, the economies of scale realized by the Adviser and shared with the Trust, and the rates charged by other advisers to similar investment companies. The Board reviewed the performance and fee information for investment companies with comparable investment objectives advised by the Sub-Adviser and performance and fee information for investment companies with comparable investment objectives managed by other advisers. The Board also considered the conditions and trends prevailing in the economy, the securities markets and the investment company industry.

Based upon its review, the Board concluded that the Investment Advisory Agreement and Sub-Advisory Agreement are in the best interest of the S&P Series. Accordingly after consideration of the above factors, and such other factors and information that it deemed relevant, the Board, including the non-interested Trustees, unanimously approved the Investment Advisory Agreement and Sub-Advisory Agreement and voted to recommend their approval to the Shareholders of the S&P Series.


                                   PROPOSAL 5

                     RATIFICATION OR REJECTION OF SELECTION
                           OF INDEPENDENT ACCOUNTANTS

The Board of Trustees, including a majority of the disinterested Trustees, has selected PriceWaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, as independent accountants to be employed by the Trust for the year ending December 31, 1998, to report on the financial statements of the Trust. No member of PriceWaterhouseCoopers LLP or any associate thereof has any direct or indirect financial interest in the Trust or any of its affiliates. PriceWaterhouseCoopers LLP has served the Trust as independent accountants since the inception of the Trust in 1995.

Audit services performed by PriceWaterhouseCoopers LLP for the Trust during the year ended December 31, 1997 consisted of the examination of the financial statements of the Trust, consultation on financial accounting and reporting matters, review and consultation regarding various filings with the Securities and Exchange Commission and attendance at one meeting of the Audit Committee. It is not expected that any representative of Price Waterhouse Coopers LLP will attend the Shareholder Meeting.

REQUIRED VOTE

An affirmative vote of the holders of a majority of Shares present in person or represented by proxy at the Meeting is required to ratify the Board of Trustees' selection of Price Waterhouse Coopers LLP as independent accountants.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" RATIFICATION OF PRICE WATERHOUSE COOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE TRUST THE YEAR ENDING DECEMBER 31, 1998.


                            SUBSTANTIAL SHAREHOLDERS

As of the Record Date, all of the Shares of the Trust were owned by Jackson National Life, Jackson National Separate Account - I, a separate account of
Jackson National Life, Jackson National Separate Account - II, a separate account of Jackson National Life, Jackson National Separate Account - III, a separate account of Jackson National Life and JNLNY Separate Account - I, a separate account of Jackson National Life Insurance Company of New York. Their shares will be voted in accordance with voting instructions received from Variable Contract owners as described under "Voting." As of the Record Date, the Officers and Trustees of the Trust together owned Variable Contracts which represent less than 1% of the outstanding shares of the Trust.

                REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

The Trust's Annual Report to Shareholders, which includes audited financial statements of the Trust as of December 31, 1997, may be obtained without charge by calling (800) 322-8257 or writing to the JNL Series Trust Service Center, P.O. Box 25127, Lansing, MI 48909.

                                 OTHER BUSINESS

The  Trustees  know of no other  business  to be  brought  before  the  Meeting.
However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

All Shareholders are urged to mark, date, sign and return the Proxy Card in the enclosed envelope, which requires no postage if mailed in the United States.

                                    By Order of the Board of Trustees,

                                    Thomas J. Meyer
                                    Secretary
Dated: August __, 1998
       Lansing, Michigan

                                    EXHIBIT A

                                    AMENDMENT
                                       TO
              AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT
                                     BETWEEN
                                JNL SERIES TRUST
                                       AND
                    JACKSON NATIONAL FINANCIAL SERVICES, INC.

     This AMENDMENT is by and between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

     WHEREAS, the Trust and the Adviser entered into an Amended Investment Advisory and Management Agreement dated August 17, 1995 (the "Agreement"), whereby the Trust retained the Adviser to perform investment advisory and management services for the Series of the Trust enumerated in the Agreement; and

     WHEREAS, twenty new Series will be added to the Trust and the Trust desires the Adviser to perform investment advisory and management services for these Series of the Trust; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for the above-referenced Series of the Trust on the terms and conditions set forth in the Agreement.

     NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

     1. Effective with respect to a Series upon capitalization of such Series, the Adviser shall serve as the investment adviser and business manager for the JNL/Alliance Growth Series, JNL/JPM International & Emerging Markets Series, JNL/PIMCO Total Return Bond Series, JNL/S&P Conservative Growth Series I, JNL/S&P Moderate Growth Series I, JNL/S&P Aggressive Growth Series I, JNL/S&P Very Aggressive Growth Series I, JNL/S&P Equity Growth Series I, JNL/S&P Equity Aggressive Growth Series I, JNL/S&P Conservative Growth Series II, JNL/S&P Moderate Growth Series II, JNL/S&P Aggressive Growth Series II, JNL/S&P Very Aggressive Growth Series II, JNL/S&P Equity Growth Series II, JNL/S&P Equity Aggressive Growth Series II, Goldman Sachs/JNL Growth & Income Series, Lazard/JNL Small Cap Value Series, Lazard/JNL Mid Cap Value Series, Salomon Brothers/JNL Balanced Series and Salomon Brothers/JNL High Yield Bond Series.

     2. As compensation for services performed and the facilities and personnel provided by the Adviser under the Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:

(*M - Million)

         Series         $0 to     $50 to    $100 to    $150 to       $200 to       $250 to       $300 to        $350 to        Over
                        $50M     $100M      $150M      $200M         $250M         $300M         $350M          $500M         $500M
JNL/Alliance
Growth Series           .775%       .775%     .775%      .775%         .775%          .70%          .70%           .70%       .70%
JNL/JPM
International
& Emerging
Markets Series
                        .975%        .95%      .95%       .95%          .90%          .90%          .90%           .85%       .85%
JNL/PIMCO Total
Return Bond
Series                   .70%        .70%      .70%       .70%          .70%          .70%          .70%           .70%       .70%
JNL/S&P
Conservative
Growth Series I          .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P
Moderate Growth
Series I                 .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P
Aggressive
Growth Series I          .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P Very
Aggressive
Growth Series I          .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P Equity
Growth Series I          .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P Equity
Aggressive
Growth Series I          .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P
Conservative
Growth Series
II                       .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P
Moderate Growth
Series II                .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P
Aggressive
Growth Series
II                       .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P Very
Aggressive
Growth Series
II                       .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P Equity
Growth Series
II                       .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
JNL/S&P Equity
Aggressive
Growth Series
II                       .20%        .20%      .20%       .20%          .20%          .20%          .20%           .20%       .15%
Goldman
Sachs/JNL
Growth & Income
Series                  .925%        .90%      .90%       .90%          .85%          .85%          .85%           .80%       .80%
Lazard/JNL
Small Cap Value
Series                  1.05%       1.00%     1.00%      .975%         .975%         .975%         .925%          .925%      .925%
Lazard/JNL Mid
Cap Value
Series                  .975%       .975%     .975%      .925%         .925%         .925%          .90%           .90%       .90%
Salomon
Brothers/JNL
Balanced Series          .80%        .75%      .70%       .70%          .70%          .70%          .70%           .70%       .70%
Salomon
Brothers/JNL
High Yield Bond
Series                   .80%        .75%      .70%       .70%          .70%          .70%          .70%           .70%       .70%

     3. The Trust and the Adviser agree to abide and be bound by all of the terms and conditions set forth in the Agreement.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the 17th day of December, 1997.

                                     JNL SERIES TRUST

                                     By: /s/ANDREW B. HOPPING
                                         ------------------------------

                                     Name: Andrew B. Hopping
                                           ----------------------------

                                     Title: President
                                            ---------------------------

                                     JACKSON NATIONAL FINANCIAL
                                     SERVICES, INC.

                                     By: /s/THOMAS J. MEYER
                                         ------------------------------

                                     Name: Thomas J. Meyer
                                           ----------------------------

                                     Title: Vice President
                                            ---------------------------


                                     AMENDED
                               INVESTMENT ADVISORY
                                       AND
                              MANAGEMENT AGREEMENT


     This AMENDED INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT is dated as of August 17, 1995 between JNL Series Trust, a Massachusetts business trust (the "Trust") and Jackson National Financial Services, Inc., a Delaware corporation (the "Adviser").

     WHEREAS, the Trust on behalf of each of its investment series desires to retain Adviser to perform investment advisory and management services for the JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, T. Rowe Price/JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL Money Market Series, and PPM America/JNL High Yield Bond Series, on the terms and conditions set forth herein; and

     WHEREAS, the Adviser agrees to serve as the investment adviser and business manager for each of the above investment series of the Trust on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the Trust and the Adviser agree as follows:

                                  1. Series

     The Trust is authorized to issue shares in several separate investment series, with each series representing interests in a separate pool of securities and other assets (each series is hereinafter referred to as a "Series"), and currently offers shares of 14 such Series, which are JNL Capital Growth Series, JNL Aggressive Growth Series, JNL Global Equities Series, JNL/Alger Growth Series, JNL/Phoenix Investment Counsel Balanced Series, JNL/Phoenix Investment Counsel Growth Series, T. Rowe Price/ JNL Established Growth Series, T. Rowe Price/JNL Mid-Cap Growth Series, T. Rowe Price/ JNL International Equity Investment Series, Salomon Brothers/JNL U.S. Government & Quality Bond Series, Salomon Brothers/JNL Global Bond Series, PPM America/JNL Value Equity Series, PPM America/JNL High Yield Bond Series. It is recognized that additional Series may be added or current Series may be deleted in the future.

                                  2. Duties

     The Adviser shall manage the affairs of the Trust including, but not limited to, continuously providing the Trust with investment advice and business management, including investment research, advice and supervision, determining which securities shall be purchased or sold by each Series of the Trust, effecting purchases and sales of securities on behalf of each Series (and determining how voting and other rights with respect to securities owned by each Series shall be exercised). The management of the Series by the Adviser shall be subject to the control of the Trustees of the Trust (the "Trustees") and in accordance with the objectives, policies and principles for each Series set forth in the Trust's Registration Statement and its current Prospectus and Statement of Additional Information, as amended from time to time, the requirements of the Investment Company Act of 1940, as amended (the "Act") and other applicable law, as well as to the factors affecting the Trust's status as a regulated investment company under the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder and the status of variable contracts under the diversification requirements set forth in Section 817(h) of the Code and the regulations thereunder. In performing such duties, the Adviser shall (i) provide such office space, bookkeeping, accounting, clerical, secretarial, and administrative services (exclusive of, and in addition to, any such service provided by any others retained by the Trust or any of its Series) and such executive and other personnel as shall be necessary for the operations of each Series, (ii) be responsible for the financial and accounting records required to be maintained by each Series (including those maintained by he Trust's custodian), and (iii) oversee the performance of services provided to each Series by others including the custodian, transfer agent, shareholder servicing agent and sub-adviser, if any. The Trust acknowledges that the Adviser also acts as the investment adviser of other investment companies.

     With respect to the PPM America/JNL Money Market Series, the Adviser hereby accepts the responsibilities for making the determinations required by Rule 2a-7 under the Act to be made by the Trustees of the Trust and which are delegable by the Trustees pursuant to Paragraph (e) of such Rule, to the extent that the Trustees may hereinafter delegate such responsibilities to the Adviser.

     The Adviser may delegate certain of its duties under this Agreement with respect to a Series to s sub-adviser or sub-advisers, subject to the approval of the Trustees and a Series' shareholders, as required by the Act. The Adviser is solely responsible for payment of any fees or other charges arising from such delegation and the Trust shall have no liability therefore.

     To the extent required by the laws of any state in which the Trust is subject to an expense guarantee limitation, if the aggregate expenses of any series in any fiscal year exceed the specified expense limitation ratios for that year (calculated on a daily basis), Adviser agrees to waive such portion of its advisory fee in excess of the limitation, but such waiver shall not exceed the full amount of the advisory fee for such year except as may be elected by Adviser in its discretion. For this purpose, aggregate expenses of a Series shall include the compensation of Adviser and all other normal expenses and charges, but shall exclude interest, taxes, brokerage fees on Series transactions, fees and expenses incurred in connection with the distribution of Trust shares, and extraordinary expenses including litigation expenses. In the event any amounts are so contributed by Adviser to the Trust, the Trust agrees to reimburse Adviser, provided that such reimbursement does not result in increasing the Trust's aggregate expenses above the aforementioned expense limitation ratios.

                                  3. Expenses

     The Adviser shall pay all of its expenses arising from the performance of its obligations under this Agreement and shall pay any salaries, fees and expenses of the Trustees and any officers of the Trust who are employees of the Adviser. The Adviser shall not be required to pay any other expenses of the Trust, including, but not limited to, direct charges relating to the purchase and sale of Series securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale repurchase or redemption of shares, expenses of registering and qualifying shares for sale, expenses of printing and distributing reports and notices to shareholders, expenses of data processing and related services, shareholder record keeping and shareholder account service, expenses of printing and distributing Prospectuses, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Trustees who are not employees of the Adviser or its affiliates, membership dues in the investment company trade association, insurance premiums and extraordinary expenses such as litigation expenses.

                               4. Compensation

     As compensation for services for performed and the facilities and personnel provided by the Adviser under this Agreement, the Trust will pay to the Adviser, promptly after the end of each month for the services rendered by the Adviser during the preceding month, the sum of the following amounts:



     (M-MILLION)        $0 to     $50 to    $150 to    $300 to        Over
                        $50M      $150M     $300M      $500M         $500M
                        ----      -----     -----      -----         -----

JNL Capital
 Growth Series          .95%       .95%      .90%       .85%          .85%

JNL Aggressive
 Growth Series          .95%       .95%      .90%       .85%          .85%

JNL Global
 Equities Series       1.00%      1.00%      .95%       .90%          .90%

JNL/Alger
 Growth Series         .975%      .975%     .975%       .95%          .90%

JNL/Phoenix
 Investment Counsel     .90%       .80%      .75%       .70%          .65%
 Balanced Series

JNL/Phoenix
 Investment Counsel     .90%       .85%      .80%       .75%          .70%
 Growth Series

PPM America/JNL Value
 Equity Series          .75%       .70%     .675%       .65%         .625%

PPM America/JNL Money
 Market Series          .60%       .60%     .575%       .55%         .525%

PPM America/JNL
 High Yield             .75%       .70%     .675%       .65%         .625%
 Bond Series

Salomon Brothers/JNL
 Global                 .85%       .85%      .80%       .80%          .75%
 Bond Series

Salomon Brothers/JNL
 U.S. Government        .70%       .70%      .65%       .60%          .55%
 & Quality Bond Series

T. Rowe Price/JNL
 Established            .85%       .85%      .80%       .80%          .80%
 Growth Series

T. Rowe Price/JNL
 Mid-Cap                .95%       .95%      .90%       .90%          .90%
 Growth Series

T. Rowe Price/JNL
 International         1.10%      1.05%     1.00%       .95%          .90%
 Equity Investment
 Series
















     The Advisers's fee shall be accrued daily at 1/365th (1/366 in leap years) of the applicable annual rate set forth above. For the purposes of accruing compensation, the net assets of the Series shall be determined in the manner and on the dates set forth in the Prospectus of the Trust and, on days on which the net assets are not determined, the net asset figure to be used shall be as determined on the last preceding day on which the net assets shall have been determined.

     Upon any termination of this Agreement on a day other than the last day of the month, the fee for the period from the beginning of the month in which termination occurs to the date of termination shall be prorated according to the proportion which such period bears to the full month.

                     5. Purchase and Sale of Securities

     The Adviser shall purchase securities from or through and sell securities to or through such persons, brokers or dealers as the Adviser shall deem appropriate to carry out the policies with respect to Series transactions as set forth in the Trust's Registration Statement and its current Prospectus or Statement of Additional Information, as amended from time to time, or as the Trustees may direct from time to time.

     Nothing herein shall prohibit the Trustees from approving the payment by the Trust of additional compensation to others for consulting services, supplemental research and security, and economic analysis.

                             6. Term of Agreement

     This Agreement shall continue in full force and effect with respect to each Series of the Trust from the later of the effective date of the Registration Statement under the Securities Act of 1933 for the variable annuity contracts funded in Jackson National Separate Account - I or the date the contract is approved by the shareholders of such Series as required by the Act. If approved by the affirmative vote of a majority of the outstanding voting and securities (as defined by the Act) of a Series with respect to such Series, voting separately from any other Series of the Trust, this Agreement shall continue in full force and effect with respect to such Series for two years from the date thereof and thereafter from year to year provided such continuance is approved at least annually (i) by the Trustees by a vote cast in person at a meeting called for the purpose of voting on such renewal, or by the vote of a majority of the outstanding voting securities (as defined by the Act) of such Series with respect to which renewal is to be effected, and (ii) by a majority of the non-interested Trustees by vote cast in person at a meeting called for the purpose of voting on such renewal. Any approval of this Agreement or the renewal thereof with respect to a Series by the vote of a majority of the outstanding voting securities of that Series, or by the Trustees of the Trust which shall include a majority of the non- interested Trustees, shall be effective to continue this Agreement with respect to that Series notwithstanding (a) that this Agreement or the renewal thereof has not been so approved as to any other Series, or (b) that this agreement or the renewal thereof has not been so approved by the vote of a majority of the outstanding voting securities of the Trust as a whole.

                                7. Termination

     This Agreement may be terminated at any time as to a Series, without payment of any penalty, by the Trustees or by the vote of a majority of the outstanding voting securities (as defined in the Act) of such Series on sixty
(60) days' written notice to the Adviser. Similarly, the Adviser may terminate this Agreement without penalty on like notice to the Trust provided, however, that this Agreement may not be terminated by the Adviser unless another investment advisory agreement has been approved by the Trust in accordance with the Act, or after six months' written notice, whichever is earlier. This Agreement shall automatically terminate in the event of its assignment (as defined in the Act).

                                  8. Reports

     The Trust is responsible for maintaining and preserving for such period or periods as the Securities and Exchange Commission may prescribe by rules and regulations, such accounts, books and other documents that constitute the records forming the basis for all reports, including financial statements requited to be filed pursuant to the Act and for the Trust's auditor's certification thereto. The Trust and the Adviser agree that in furtherance of the record keeping responsibilities of the Trust under Section 31 of the Act and the rules thereunder, the Adviser will maintain records and ledgers and will preserve such records in the form and for the period prescribed in Rule 31a-2 of the Act for each Series.

     The Adviser and the Trust agree that all accounts, books and other records maintained and preserved by each as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Trust's auditors, the Trust or any representative of the Trust, or any governmental agency or other instrumentality having regulatory authority over the Trust. It is expressly understood and agreed that the books and records maintained by the Adviser on behalf of each Series shall, at all times, remain the property of the Trust.

                       10. Liability and Indemnification

     In the absence of willful misfeasance, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser), Adviser shall not be subject to the liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder including, without limitation, any error of judgement or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct or liability incurred under Section 36(b) of the Act, the Trust shall indemnify Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with Adviser) from any liability arising from Adviser's conduct under this Agreement.

     Indemnification to Adviser or any of its personnel or affiliates shall be made when (i) a final decision on the merits is rendered by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or Section 36(b) or, (ii) in the absence of such a decision, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the Act nor parties to the proceeding ("disinterested, non-party Trustees"), or by (b) an independent legal counsel in a written opinion. The Trust may, by vote of a majority of the disinterested, non-party Trustees, advance attorneys' fees or other expenses incurred by officers, Trustees, investment advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that such person is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for the undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party Trustees, or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

                              11. Miscellaneous

     Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

     A copy of the Declaration of Trust of the Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually by binding only upon the assets and property of the Trust. With respect to any claim by the Adviser for recovery of that portion of the investment management fee (or any other liability of the Trust arising hereunder) allocated to a particular Series, whether in accordance with the express terms hereof or otherwise, the Adviser shall have recourse solely against the assets of that Series to satisfy such claim and shall have no recourse against the asset of any other Series for such purpose.

     IN WITNESS WHEREOF, the Trust and the Adviser have caused this Agreement to be executed by their duly authorized officers as of the date first above written.


                                JNL SERIES TRUST


                                By: __________________________


                                Its: __________________________


                                JACKSON NATIONAL FINANCIAL SERVICES, INC.


                                By: ___________________________


                                Its: ___________________________



                                    EXHIBIT B

                        INVESTMENT SUB-ADVISORY AGREEMENT

     This AGREEMENT is effective this 2nd day of March, 1998, by and between JACKSON NATIONAL FINANCIAL SERVICES, INC., a Delaware corporation and registered investment adviser ("Adviser"), and STANDARD & POOR'S INVESTMENT ADVISORY SERVICES, INC., a Delaware corporation and registered investment adviser ("Sub-Adviser").

     WHEREAS, Adviser is the investment manager for the JNL Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Trust is authorized to issue separate series, each series having its own investment objective or objectives, policies and limitations;

     WHEREAS, Adviser desires to retain Sub-Adviser as Adviser's agent to furnish investment advisory services to the series of the Trust listed on Schedule A hereto ("Fund").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1. Appointment. Adviser hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     In the event the Adviser designates one or more series other than the Fund with respect to which the Adviser wishes to retain the Sub-Adviser to render investment advisory services hereunder, it shall notify the Sub-Adviser in writing. If the Sub-Adviser is willing to render such services, it shall notify the Adviser in writing, whereupon such series shall become a Fund hereunder, and be subject to this Agreement.

2. Delivery of Documents. Adviser has or will furnish Sub-Adviser with copies properly certified or authenticated of each of the following:

     a) the Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of The Commonwealth of Massachusetts on June 1, 1994, and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

     b)   the Trust's By-Laws and amendments thereto;

     c)   resolutions  of  the  Trust's  Board  of  Trustees   authorizing   the
          appointment of Sub-Adviser and approving this Agreement;

     d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "SEC") and all amendments thereto;

     e) the Trust's Registration Statement on Form N-1A under the Securities Act of 1933, as amended ("1933 Act") and under the 1940 Act as filed with the SEC and all amendments thereto insofar as such Registration Statement and such amendments relate to the Fund; and

     f) the Trust's most recent prospectus and Statement of Additional Information (collectively called the "Prospectus").

          Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing.

3. Management. Subject always to the supervision of Trust's Board of Trustees and the Adviser, Sub-Adviser will furnish an investment program in respect of, and make investment decisions for, all assets of the Fund and place all orders for the purchase and sale of securities, all on behalf of the Fund. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund (as set forth below), and will monitor the Fund's investments, and will comply with the provisions of Trust's Declaration of Trust and By-Laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Sub-Adviser and Adviser will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Adviser with respect to the implementation of such program. Sub-Adviser is responsible for compliance with the provisions of Section 817(h) of the Internal Revenue Code of 1986, as amended, applicable to the Fund; provided, however, that the Sub-Adviser shall not be responsible where the non-compliance of the Fund with Section 817(h) of the Internal Revenue Code of 1986, as amended, is directly caused by the failure of a registered investment company in which the Fund invests to comply with such Section.

     The Sub-Adviser further agrees that it:

     a)   will use the same skill and care in providing such services as it uses
          in  providing   services  to  fiduciary  accounts  for  which  it  has
          investment responsibilities;

     b)   will  conform  with  all  applicable  Rules  and  Regulations  of  the
          Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

     c) will be the responsibility of the Adviser to execute all portfolio transactions for the Fund and that the Adviser will direct all incoming cash, maintain the allocations as directed by the Sub-Adviser and provide all required financial reporting;

     d) will report regularly to Adviser and to the Board of Trustees and will make appropriate persons available for the purpose of reviewing with representatives of Adviser and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund, the performance of the Fund in relation to standard industry indices, interest rate considerations and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Adviser;

     e) will prepare and maintain such books and records with respect to the Fund's securities transactions and will furnish Adviser and Trust's Board of Trustees such periodic and special reports as the Board or Adviser may reasonably request;

     f) will act upon instructions from Adviser not inconsistent with the fiduciary duties hereunder;

     g) will treat confidentially and as proprietary information of Trust all such records and other information relative to Trust maintained by the Sub-Adviser, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by Trust; and

     h) will vote proxies received in connection with securities held by the Fund consistent with its fiduciary duties hereunder.

4. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commission, if any) purchased for the Fund (to the extent the foregoing is applicable).

5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. Subject to the preceding sentence, Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

6. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee in accordance with Schedule B hereto, accrued daily and payable monthly on the average daily net assets in the Fund or Funds excluding the net assets representing capital contributed by Jackson National Life Insurance Company (i.e., seed money). From time to time, the Sub-Adviser may, but shall not be obligated to, agree to waive or reduce some or all of the compensation to which it is entitled under this Agreement. Any and all payments to the Sub-Adviser hereunder shall be accompanied by a statement setting forth the basis for its calculation.

7. Services to Others. Adviser understands, and has advised the Trust's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to other investment companies. Adviser has no objection to Sub-Adviser acting in such capacities, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments selected for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Adviser recognizes, and has advised Trust's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the participating Fund may obtain in a particular security. In addition, Adviser understands, and has advised Trust's Board of
     Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

8. Standard of Care and Limitation of Liability. The Sub-Adviser shall exercise its best judgment and shall act in good faith in rendering the services pursuant to this Agreement.

     Sub-Adviser, its officers, directors, employees, agents or affiliates will not be subject to any liability to the Adviser or the Fund or their directors, officers, employees, agents or affiliates for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of Sub-Adviser's duties under this Agreement, except for a loss resulting from Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

9. Indemnification. Adviser and Sub-Adviser each agree to indemnify and hold harmless the other and its officers, directors, employees, agents and affiliates against any claim against, loss or liability to such other party (including reasonable attorneys' fees) arising out of any action on the part of the indemnifying party which constitutes willful misfeasance, bad faith or gross negligence.

     In addition, Adviser agrees to indemnify and hold harmless the Sub-Adviser and its officers, directors, employees, agents and affiliates against any and all judgments, damages, costs or losses of any kind (including reasonable attorneys' fees) incurred as a result of any action or proceeding that arises out of or relates to this Agreement or the Fund and which does not result in a finding that the Sub-Adviser was negligent or at fault.

     As a condition to a party's right to indemnification hereunder, the indemnified party shall be required to (a) notify the indemnifying party promptly of any claim, action or proceeding to which it is entitled to be indemnified hereunder, (b) grant the indemnifying party sole control of the defense and/or settlement thereof and (c) cooperate with the indemnifying party in the defense thereof.

10. Duration and Termination. This Agreement will become effective as to a Fund upon execution or, if later, the date that initial capital for such Fund is first provided to it and, unless sooner terminated as provided herein, will continue in effect for two years from such date. Thereafter, if not terminated as to a Fund, this Agreement will continue in effect as to a Fund for successive periods of 12 months, provided that such continuation is specifically approved at least annually by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund, and in either event approved also by a majority of the Trustees of the Trust who are not interested persons of the Trust, or of the Adviser, or of the Sub-Adviser. Notwithstanding the foregoing, this Agreement may be terminated as to a Fund at any time, without the payment of any penalty, on sixty days' written notice by the Trust or Adviser, or on ninety days' written notice by the Sub-Adviser. This Agreement will immediately terminate in the event of its assignment by either party. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" have the same meanings of such terms in the 1940 Act.)

11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally; but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

12 Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will be binding upon and shall inure to the benefit of the parties hereto.

     The name "JNL Series Trust" and "Trustees of JNL Series Trust" refer respectively to the Trust created by, and the Trustees, as trustees but not individually or personally, acting from time to time under, the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of the "JNL Series Trust" entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, Shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and persons dealing with the Fund must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against Trust.

14.  Representations and Warranties of the Sub-Adviser.

     The Sub-Adviser hereby represents that this Agreement does not violate any existing agreements between the Sub-Adviser and any other party.

     The Sub-Adviser further represents and warrants that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended and has provided to the Adviser a copy of its most recent Form ADV as filed with the Securities and Exchange Commission.

     The Sub-Adviser further represents that is has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the Securities and Exchange Commission that contains disclosure about the Sub-Adviser, and represents and warrants that, with respect to the disclosure about the Sub-Adviser or information relating, directly or indirectly, to the Sub-Adviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

15. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Michigan.

     IN WITNESS WHEREOF, the Adviser and the Sub-Adviser have caused this Agreement to be executed as of this 2nd day of March, 1998.

                                        JACKSON NATIONAL FINANCIAL
                                        SERVICES, INC.

                                        By: /s/ Andrew B. Hopping
                                            _____________________

                                        Name:   Andrew B. Hopping
                                            _____________________

                                        Title:  President
                                            _____________________

                                        STANDARD & POOR'S INVESTMENT
                                        ADVISORY SERVICES, INC.

                                        By: /s/ David Blitzer
                                            _____________________
                                    `   Name:   David Blitzer
                                            _____________________
                                        Title:  VP Standard & Poor's Investment
                                            ___________________________________
                                                 Advisory Services, Inc.
                                            ___________________________________




                                   SCHEDULE A

                                     (Funds)

JNL/S&P Conservative Growth Series I JNL/S&P Moderate Growth Series I JNL/S&P Aggressive Growth Series I JNL/S&P Very Aggressive Growth Series I JNL/S&P Equity Growth Series I JNL/S&P Equity Aggressive Growth Series I JNL/S&P
Conservative Growth Series II JNL/S&P Moderate Growth Series II JNL/S&P Aggressive Growth Series II JNL/S&P Very Aggressive Growth Series II JNL/S&P Equity Growth Series II JNL/S&P Equity Aggressive Growth Series II





                                   SCHEDULE B

                                 (Compensation)

                      JNL/S&P CONSERVATIVE GROWTH SERIES I

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                        JNL/S&P MODERATE GROWTH SERIES I

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                       JNL/S&P AGGRESSIVE GROWTH SERIES I

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                     JNL/S&P VERY AGGRESSIVE GROWTH SERIES I

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                         JNL/S&P EQUITY GROWTH SERIES I

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                    JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES I

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                      JNL/S&P CONSERVATIVE GROWTH SERIES II

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                        JNL/S&P MODERATE GROWTH SERIES II

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                       JNL/S&P AGGRESSIVE GROWTH SERIES II

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                    JNL/S&P VERY AGGRESSIVE GROWTH SERIES II

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                         JNL/S&P EQUITY GROWTH SERIES II

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%

                   JNL/S&P EQUITY AGGRESSIVE GROWTH SERIES II

                   Average Daily Net Assets          Annual Rate
                   ------------------------          -----------
                     0 to $500 Million:                    .10%
                     Amounts over $500 Million:           .075%





                                      PROXY
                              [___________ SERIES]
                                       OF
                                JNL SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 18, 1998


     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the _______________________ Series of JNL Series Trust ("Trust"), hereby appoints
_______________________, or any one of them true and lawful attorneys, with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Trust to be held at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan 48911 on September 18, 1998, at 9:30 a.m., local time, and at any adjournment thereof ("Meeting"), as follows:

1. To elect five trustees to serve until their respective successors are elected and have qualified: Joseph Frauenheim, Robert A. Fritts, Andrew B. Hopping, Richard McLellan and Peter McPherson

     FOR electing all         WITHHOLDING AUTHORITY       ABSTAIN FROM
     (               )         (               )          (          )

     nominees listed except   to vote for all nominees
     as indicated below       listed

To withhold authority to vote for any individual nominee, please write his name below and the number of shares withholding authority to vote for such nominee:


        Name of Nominee                  Amount of Shares Withholding Authority


--------------------------------         --------------------------------------

--------------------------------         --------------------------------------



2.   (ALL SERIES EXCEPT S&P SERIES)
     To approve an Administrative Fee of .10% of the average daily net assets of each Series payable to Jackson National Financial Services, LLC, the Adviser to the Trust, for operational services. This fee replaces the current other operating expenses of the Trust.


      FOR (            )  AGAINST (            )  ABSTAIN (           )

3.a. To approve the modification of the fundamental investment policy of each Series of the Trust concerning securities lending, as described in the accompanying Proxy Statement


      FOR (            )  AGAINST (            )  ABSTAIN (           )

3.b. To approve the modification of the investment policy of each Series of the Trust concerning restricted securities, as described in the accompanying Proxy Statement

      FOR (            )  AGAINST (            )  ABSTAIN (           )

4.a. (ALL S&P SERIES ONLY)
     To approve the Amended Investment Advisory and Management Agreement between the Trust and Jackson National Financial Services, LLC dated August 17, 1995, as amended

      FOR (            )  AGAINST (            )  ABSTAIN (           )

4.b. (ALL S&P SERIES ONLY)

     To approve the Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Standard & Poor's Investment Advisory Services, Inc.

      FOR (            )  AGAINST (            )  ABSTAIN (           )


5. To ratify the Board of Trustees' selection of Price Waterhouse Coopers LLP as the independent accountants of the Trust for the year ending December 31, 1998

      FOR (            )  AGAINST (            )  ABSTAIN (           )


     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.


                           Dated:  ____________________, 1998


                           Jackson National Life Insurance Company

                           ___________________________________________________
                           Name of Insurance Company



                           ___________________________________________________
                           Name and Title of Authorized Officer



                           ___________________________________________________
                           Signature of Authorized Officer


____________________________ SERIES

Name(s) of Separate Account(s)
of the Insurance Company
Owning Shares in this Series:

______ SEPARATE ACCOUNT

__________________________________

__________________________________

__________________________________


TOTAL SHARES OF THIS SERIES
OWNED AND BEING VOTED BY THE
INSURANCE COMPANY:


__________________________________



_____________________ SERIES ("Series")


             INSTRUCTIONS TO JACKSON NATIONAL LIFE INSURANCE COMPANY
                   FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                  JNL SERIES TRUST TO BE HELD ON SEPTEMBER 18, 1998
                       INSTRUCTIONS SOLICITED ON BEHALF OF
                     JACKSON NATIONAL LIFE INSURANCE COMPANY

The undersigned hereby instructs Jackson National Life Insurance Company (the "Company") to vote all shares of the above-referenced Series of JNL SERIES TRUST (the "Trust") represented by units held by the undersigned at a special meeting of shareholders of the Trust to be held at 9:30 a.m., local time, on September 18, 1998, at the offices of Jackson National Life Insurance Company, 5901 Executive Drive, Lansing, Michigan and at any adjournment thereof, as indicated on the reverse side.












NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS CARD. When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name and title. Joint owners should each sign this proxy. Please sign, date and return.




                              Dated:______________________________________, 1998



                              __________________________________________________
                                                  Signature(s)



INSTRUCTIONS SOLICITED ON BEHALF OF JACKSON NATIONAL LIFE INSURANCE COMPANY

JACKSON NATIONAL LIFE INSURANCE COMPANY WILL VOTE SHARES HELD ON BEHALF OF THE CONTRACT OWNER AS INDICATED BELOW OR FOR ANY PROPOSAL FOR WHICH NO CHOICE IS INDICATED.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

IF THIS INSTRUCTION FORM IS SIGNED AND RETURNED AND NO SPECIFICATION IS MADE, THE COMPANY SHALL VOTE FOR ALL PROPOSALS. IF THIS INSTRUCTION CARD IS NOT RETURNED OR IS RETURNED UNSIGNED, THE COMPANY SHALL VOTE THE SHARES IN THE SAME PROPORTION AS IT VOTES THE SHARES FOR WHICH IT HAS RECEIVED INSTRUCTIONS.

Please vote by filling in the boxes below.











                                                   IN FAVOR                 WITHHOLDING       ABSTAIN
                                                   All nominees             Authority
                                                   listed at left
                                                   (except as marked
                                                   to the contrary).
                                                   ------------------------ -------------     --------


   1.  To elect five trustees to serve until their         [   ]               [    ]          [   ]
    respective successors are elected and have
    qualified: Joseph Frauenheim, Robert A. Fritts,
    Andrew B. Hopping, Richard McLellan and
    Peter McPherson



-----------------------------------------------
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR
ANY INDIVIDUAL NOMINEE(S) WRITE THE NAME(S) ON
THE LINE PROVIDED ABOVE.)
                                                            FOR                 AGAINST         ABSTAIN
                                                            ---                 -------         -------

2.  (ALL SERIES EXCEPT S&P SERIES)                          [   ]                [   ]           [   ]
     To approve an Administrative Fee of .10%
     of the average daily net assets of each Series
     payable to Jackson National Financial Services,
     LLC, the Adviser to the Trust, for operational
     services.  This fee replaces the current
     other operating expenses of the Trust.

3.a. To approve the modification of the fundamental         [   ]                 [   ]           [   ]
     investment policy of each Series of the Trust
     concerning securities lending, as described in the
     accompanying Proxy Statement

3.b. To approve the modification of the investment          [   ]                 [   ]           [   ]
     policy of each Series of the Trust concerning
     restricted securities, as described in the
     accompanying Proxy Statement


4.a. (ALL S&P SERIES ONLY)
     To approve the Amended Investment Advisory and         [   ]                  [   ]         [   ]
     Management Agreement between the Trust and
     Jackson National Financial Services, LLC dated
     August 17, 1995, as amended

4.b. (ALL S&P SERIES ONLY)

     To approve the Investment Sub-Advisory Agreement       [   ]                  [   ]         [   ]
     between Jackson National Financial Services, LLC
     and Standard & Poor's Investment Advisory Services,
     Inc.

5.   To ratify the Board of Trustees' selection of          [   ]                  [   ]         [   ]
     Price Waterhouse Coopers LLP as the independent
     accountants of the Trust for the year ending
     December 31, 1998


                    IMPORTANT: Please sign on the reverse side.